Exhibit 23.01


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We  hereby  consent  to the  incorporation  by  reference  in  the  Registration
Statements  on Form  S-8 (No.  33-98402,  No.  33-74830  and No.  333-13461)  of
Alliance Semiconductor Corporation of our report dated April 22, 1998 appearing in this Annual Report on Form 10-K. We also consent to the incorporation by reference of our report on the Financial Statement Schedule, which appears in this Form 10-K.

/s/ PRICE WATERHOUSE LLP

San Jose, California
June 25, 1998

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